SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant X
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-12

STANFORD MANAGEMENT LTD.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the Appropriate box):

[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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(3)	Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is
Calculated and state how it was determined: .
    (4) Proposed maximum aggregate value of transaction: .
    (5) Total fee paid: .
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)
(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement by registration statement number or the Form or
Schedule and the date of its filing.
    (1) Amount previously paid: .
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STANFORD MANAGEMENT LTD.

TO BE HELD

Friday, March 9, 2007

AND

PROXY STATEMENT

IMPORTANT

PLEASE MARK, SIGN AND DATE YOUR PROXY
AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

STANFORD MANAGEMENT LTD.
Suite 420 - 625 Howe Street
Vancouver, British Columbia
Canada, V6C 2T6
(Tel: 604-719-8129)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 12, 2007

TO OUR STOCKHOLDERS:

The Annual Meeting of Stockholders of STANFORD MANAGEMENT LTD. will be held on Friday, March 9, 2007 at The Vancouver Club, 915 West Hastings Street, Vancouver, British Columbia, Canada, V6C 1C6 at 11:00 am pacific time, for the following purposes:

1.	To elect directors for a term expiring at the 2008 Annual General Meeting of Shareholders (the “Meeting”);

2.	To ratify the appointment of Dale Matheson Carr-Hilton Lebonte LLP as independent auditors for the fiscal year August 31, 2007;

3.	To receive the report of the independent auditors of the Company and the financial statements for the year ended August 31, 2006;

4.
To ratify the change in the authorized share capital from 25,000,000 common shares with a par value of $0.001 per share as stated in the Certificate of Incorporation dated September 24, 1998 to 500,000,000 common shares with a par value of $0.001 per share; and

5.	To transact any other business that may properly come before the Meeting and any adjournment or postponement of the Meeting.

You will be most welcome at the meeting, and we hope you can attend. Our directors and officers will be present to answer your questions and to discuss our business.

We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person and your proxy will not be used.

By Order of the Board of Directors

VERA McCULLOUGH
Vera McCullough - Secretary Treasurer

PLEASE SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE

STANFORD MANAGEMENT LTD.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to our stockholders in connection with the solicitation of proxies to be used in voting at our Annual Meeting of Stockholders to be held on Friday, March 9, 2007, and at any adjournment or postponement thereof (the “Annual Meeting”). The enclosed proxy is being solicited by our Board of Directors. This proxy statement and the enclosed proxy, together with our Annual Report for the fiscal year ended August 31, 2006, will be first sent or given to our stockholders on approximately February 14, 2007. The Annual Report is incorporated by reference into this proxy statement.

The Registrant will bear the cost of the solicitation of proxies. Our representatives may solicit proxies by mail, telephone, fax, or personal interview.

These shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by us prior to the meeting. If no directors are made to the contrary, the proxy will be voted:

-	FOR the nominees for directors named herein;

-	FOR the ratification of the appointment of Dale Matheson Carr-Hilton Lebonte as independent auditors for the fiscal year August 31, 2007;

-	FOR the approval of receiving the report of independent auditors and the financial statements for the year ended August 31, 2006; and

-	FOR the approval of the increasing the authorized share capital from 25,000,000 common shares with a par value of $0.001 per share to 500,000,000 common shares with a par value of $0.001 per share.

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing a written notice with our corporate Secretary prior to the Annual Meeting. Only stockholders of record at the close of business on the Record Date, (January 31, 2007), are entitled to notice of the foregoing actions. There are 2,385,500 shares of common stock issued and outstanding. Each share of common stock held of record on the record date represents one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions.

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which include the election of directors.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Members of the Board of Directors of Stanford Management Ltd. are elected at this Annual General Meeting to hold officer for a one-year term. The Board of Directors has nominated Glen Macdonald, Vera McCullough and William Nielson for election as a director at the Annual General Meeting for a one-year term expiring at the 2008 Annual General Meeting of Shareholders.

The following are biographies of the directors and officers of Stanford.

GLEN MACDONALD, 57, attended the University of British Columbia and obtained degrees in economics and geology in 1972 and 1973 respectively. He attended the Masters Program for Artic engineering at the University of Alaska for a year but did not graduate with his Masters Degree due to family matters. He is a member of the Alberta Professional Engineers, Geologists and Geophysicists Association and a member of the British Columbia Association of Professional Engineers and Geoscientists. He has experience in grade control and ore reserve definition at 2000 plus tons per day underground mine and has been a project manager for exploration programs with budgets that exceed $2,000,000. Between 1973 and 1974, Mr. Macdonald worked as a geologist for Whitehorse Copper Mines Ltd. in the Yukon where his duties involved exploration activities around the mine as well as grade control underground. In 1975 to 1983, Mr. Macdonald was employed as Exploration Project Manager with Noranda Mines Ltd in the Yukon and parts of the North West Territories in Canada where he was in-charge of projects that ranged from regional exploration to ore definition drilling programs for feasibility scoping studies. Noranda Mines is involved in base metal exploration, being metals other than precious metals such as gold and silver, such as copper and zinc and to a much lesser extent in gold and silver. As Exploration Project Manager, Mr. Macdonald was responsible for identifying mineral properties of merit for either joint venture with other companies or the outright purchase of the mineral claim in question. Mr. Macdonald was also responsible for a project which included design and management of a placer mine which was a 2 to 3 year project employing up to 10 professional staff plus ancillary personnel. In addition, he was responsible for the identification, design and management of a joint venture project between Noranda Mines and Westinghouse to look for tungsten in the North West Territories and Alaska. In 1983, Mr. Macdonald left his position with Noranda and became an independent consultant. Between 1983 and 2002, he has worked as a consultant for a number of junior and major exploration companies; some of which include AGIP, Tenajon Resources, Ashton Mines and American Express Leasing. As a consultant his duties included the design, implications and management of core drilling projects either in British Columbia, North West Territories or the Yukon. In the designing, implicating and managing of the various exploration programs for his clients he was responsible for the prospecting, mapping, undertaking various geochemcial surveys which would lead to the eventual acquisition of the mineral claim under examination. In addition, his responsibilities included mine resources definition for extraction, project results analysis, project design and management, government liason, report writing for professional corporate purposes and general corporate direction. During 2002 and 2003, as part of his consulting business, he acted as exploration manager and a director from January 1995 to January 2002 for New Shoshoni Ventures Ltd., a company in the exploration industry since its inception, where he negotiated the acquisition of Drybones Bay Kimberlite , located in the Northwest Territories near Yellowknife, had been an inactive property for the past five years. This property contains diamond bearing kimberlite (a mineral which occurs in vertical pipes, dikes and sills and is the principal original environment of diamonds) and Mr. Macdonald designed the program required to further the geophysical and other exploration techniques to allow a decision to be made to commence a winter drill program on the property. This has lead to the discovery of a new diamond bearing kimberlite. In addition to acting as a geological consultant during 2004, Mr. Macdonald has been kept on retainer to act for New Shoshoni Ventures Ltd in order to review other projects that might be introduced to it.

VERA McCULLOUGH, 57, graduated from New Westminster Senior Secondary in 1965 and was subsequently employed with BC Telephone where she became Supervisor of Operations responsible for scheduling and hiring. In 1972 she left her position at BC Telephone and started work for Brothers Electric Ltd. of Vancouver, British Columbia; an electrical contracting company doing work in both the commercial and residential housing area. Her position in Brothers Electric Ltd was as Comptroller in which her responsibilities included overseeing the estimating of various commercial and residential jobs, setting up budgets for over all review by management, accounting for accounts receivable and answering any complaints from customers, ensuring adequate controls were established over accounts payable and ensuring timely payment of all outstanding invoices, control over payroll including remittances to the various governmental agencies, reviewing complaints from staff members and assisting, where possible, in the annual evaluation of personnel, and overseeing the daily operations of the office and warehouse facilities. She was employed by Brothers Electric Ltd until 2001 when she retired, having worked for the company for 29 years. Other than being Chief Financial Officer, Secretary Treasurer and Director of Stanford, Mrs. McCullough is not seeking any employment with any other firm or organization.

WILLIAM SCHELL NIELSEN, (62), obtained a degree as a Registered Industrial Accountant while attending the University of Alberta in Calgary, Alberta. In (year) he received a degree in Business Administration and Accounting while living in Hamilton, Bermuda. In 1964 Mr. Nielsen worked as General Manager for Major Supplies Ltd. in Sechelt, British Columbia, Canada which was a company retailing and wholesaling lumber, tools, hardware, electrical and automotive supplies. He was responsible for sales, installation and servicing of major domestic and commercial appliances for Inglis/Whirlpool and Sears Canada Ltd. In 1984, he became Branch Manager for Inglis Limited in Surrey, British Columbia where he was responsible for starting up the new Inglis service branch by establishing inventory requirements, determining staff levels and overall responsibility for service technicians and the customer service center. During this period, Mr. Nielsen was responsible for accounting for all branch profits and computerizing the entire operations. In 1992, he was transferred by Inglis/Whirlpool Corporation to Mississauga, Ontario as District Manager and Accountant where he was responsible for the management of parts inventory and sales distribution for 32 Inglis Service Depots throughout British Columbia. In addition, he was responsible for the development of new sales areas and the accounting for all assets under his control. In 1997, he became Chief Accountant and Administrator for Zarcan Minerals Inc. of Vancouver, British Columbia where he was responsible for managing all company financial transactions, including budgeting, preparation of all financial information for distribution to Directors and shareholders, income tax preparation and payroll. In 2002 he left this position to work full time with a business consulting company, Nielsen-Popek & Associates, Certified Public Accountants, which he had originally established in 1980. This firm is an established consulting business offering ongoing evaluations, assessments, management development programs, accounting and income tax preparation to small and medium sized companies.

Your Board of Directors recommends a vote FOR the election of Glen Macdonald, Vera McCullough and William Nielson as Directors of the Company.

Except where otherwise instructed, proxies will be voted for election of all the nominees. Should any nominee be unwilling or unable to serve as a Director, which is not anticipated, it is intended that the persons acting under the proxy will vote for the election of another person designated by the Board, unless the Board chooses to reduce the number of Directors constituting the full Board.

PROPOSAL 2 - RATIFY THE APPOINTMENT OF DALE MATHESON CARR-HILTON LEBONTE LLP AS INDEPENDENT AUDITORS FOR THE
FISCAL YEAR 2007

On the recommendation of the Board of Directors, the Company is appointing Dale Matheson Carr-Hilton Lebonte LLP, Chartered Accountants, Suite 1700 - 1140 West Pender Street, Vancouver, British Columbia, Canada, V6E 4G1as independent auditors for the Company for the fiscal year 2007, subject to approval by the shareholders at the Annual General Meeting.

During the Company’s two most recent fiscal years and in subsequent interim periods, there were no disagreements with Dale Matheson Carr-Hilton Lebonte LLP which have not been resolved or any accounting matters concerning accounting principles and practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Dale Matheson Carr-Hilton Lebonte LLP, would have caused Dale Matheson Carr-Hilton Lebonte LLP to make reference to the subject matter of the disagreement in connection with their reports. Dale Matheson Carr-Hilton Lebonte LLP, as the Company’s principal independent accountants, did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. The principle independent accountants did modify their opinion due to going concern uncertainties.

Your Board of Directors recommends a vote FOR the ratification of the appointment of DALE MATHESON CARR-HILTON LEBONTE LLP as independent auditors for the fiscal year 2007.

PROPOSAL 3 - TO RECEIVE THE REPORT OF THE INDEPENDENT
AUDITORS FOR THE YEAR END AUGUST 31, 2006

The Board of Directors seeks shareholders’ approval for the financial statements for the year ended August 31, 2006.

Your Board of Directors recommends a vote FOR the approval of the report by the independent auditors for the year-end August 31, 2006.

PROPOSAL 4 - APPROVE THE INCREASE OF THE AUTHORIZED SHARE CAPITAL FROM 25,000,000 COMMON SHARES WITH A PAR VALUE OF $0.001 PER SHARE TO 500,000,000 COMMON SHARES WITH A PAR VALUE OF $0.001 PER SHARE.

The Board of Directors recommends the increasing of the authorized share capital from 25,000,000 common shares with a par value of $0.001 per share to 500,000,000 common shares with a par value of $0.001 per share. Certificate of Amendment of Certificate of Incorporation will state that the said amendment has been consent to and authorized by the holders of the majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporate Law of the State of Delaware (refer to Exhibit A).

Your Board of Directors recommends a vote FOR the ratification of the increase in the authorized share capital from 25,000,000 common shares with a par value of $0.001 per share to 500,000,000 common shares with a par value of $0.001 per share.

PROPOSAL 5 - TRANSACT ANY OTHER BUSINESS

The Board of Directors does not know of any other matters which will be considered at the Meeting. Shareholders can put forth at the Meeting other matters not considered in this material issued to Shareholders.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
AND CONTROL PERSONS

As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name	Age	Position

Glen Macdonald	57	Chief Executive Officer, President and Director

Vera McCullough	57	Chief Financial Officer. Secretary Treasurer and Director

William Nielson	62	Chief Accounting Officer and Director

To the knowledge of management, during the past five years, no director, executive officer or person nominated to become a director or an executive officer of the Company:

1.
filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by the court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filings;

2.	was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other offenses);

3.
was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court or competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

(i)
acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company, or engaging in or continuing any conduct or practice in connection with such activity.

(ii)	Engaging in any type of business practice; or
(iii)	Engaging in any activities in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

4.
was the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority, barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this proposal, or to be associated with persons engaged in any such activities.

5.
was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not bee subsequently reversed, suspended, or vacated.

6.
was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

SECURITIY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of the Company’s common stock as of January 15, 2007 (2,385,500 shares issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5 percent of the outstanding common stock; and (ii) all directors and executive officers of the Company, individually and as a group:

Title or Class	Name and Address of Beneficial Owner (1)	Amount of Beneficial Ownership (2)	Percent of Class

Common Stock	Glen Macdonald 420-625 Howe Street Vancouver, British Columbia, Canada, V6C 2T6	400,000 (i)	16.7

(1)	As of January 15, 2007 there were 2,385,000 common shares outstanding. Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial.

(2)
Under Rule 13-d of the Exchange Act, shares not outstanding but subject to options, warrants, rights, conversion privileges pursuant to which such shares may be required in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the person having such rights, but are not deemed outstanding for the purpose of computing the percentage for such other persons. None of the directors or officers have any options, warrants, rights or conversion privileges outstanding.

(i)
This stock is restricted since it was issued in compliance with the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. After this stock has been held for one year, Mr. Macdonald could sell 1% of the outstanding stock in the Company every three months. Therefore, this stock can be sold after the expiration of one year in compliance with provisions Rule 144. There is “stock transfer” instructions placed against this certificate and a legend has been imprinted on the stock certificate itself.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of each officer and director, and all directors and executive officers as a group as of January 15, 2007.

Title or Class	Name and Address of Beneficial Owner (1)	Amount of Beneficial Ownership (2)	Percent of Class

Common Stock	Glen Macdonald 420-625 Howe Street Vancouver, British Columbia, Canada, V6C 2T6	400,000 (i)	16.7

Common Stock	Vera McCullough 40 Sweetwater Place Lions Bay, British Columbia, Canada, V0N 2E0	Nil	0.0

Common Stock	William Neilson 93-7501 Cumberland Street Burnaby, British Columbia, Canada, V3N 4Y6	NIl	0.0

Common Stock	Directors and Officers as a Group	400,000	16.7

(1) All shares owned directly are owned beneficially and of record, and such shareholder has sole voting, investment and dispositive power, unless otherwise noted.

COMMITTEES
Audit Committee

As of the date of this Proxy Statement, the members of the audit-committee are Glen Macdonald and Vera McCullough. No non-director or officer has been identified to serve as an independent member of the Audit Committee. The Audit Committee has not yet met to perform its function. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

After electing by the shareholders of the nominated directors named herein, the Company intends to continue the Audit Committee comprised of Glen Macdonald and Vera McCullough and one independent non-director member. Therefore, the Audit Committee will not be comprised of one disinterested member. The Audit Committee’s primary function will be to provide advice with respect to the Company’s financial matters and to assist the Board of Directors is fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee’s primary duties and responsibilities will be to:

(i)	serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;
(ii)	review and appraise the audit efforts of the Company’s independent accountants;
(iii)	evaluate the Company’s quarterly financial performance as well as its compliance with laws and regulations;
(iv)	oversee management’s establishment and enforcement of financial policies and business practices; and
(v)	provide an open avenue of communication among the independent accountants, management and the Board of Directors.

The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principle independent accountants’ independence. The Board of Directors considered whether the independent principal auditors are independent, and concluded that the auditors for the previous fiscal year ended August 31, 2006 were independent.

During fiscal year ended August 31, 2006, the Company incurred approximately $19,000 in fees to its principal independent accountants and the former independent public accountants for professional services rendered in connection with preparation and audit of the Company’s financial statements for the fiscal year ended August 31, 2006 and the review of financial statements included in the Company’s Form SB-2s.

EXECUTIVE COMPENSATION

As of the date of this Proxy Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers as the Company is only in the exploration stage and has not yet fully commenced business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company’s directors or officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

CERTAIN TRANSACTIONS

As of the date of this Proxy Statement, the Company has not entered into any contractual arrangements with related parties. There is not any currently proposed transaction, or series of the same to which the Company is party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, five percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts can be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.

COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and the persons who beneficially own more than ten percent of the common stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that all the directors and officers have complied with the filing requirements by filing Form 3s. prior to November 30, 2006.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

As of the date of this Proxy Statement, there are no persons identified by management of the Company who has an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

As of the date of this Proxy Statement, there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer off the Company, that oppose any action to be taken by the Company.

The following is a summary of actions to be taken by the Company and is not meant to be complete and exhaustive. The stockholders are encouraged to read the attached Proxy Statement, for further information regarding the actions.

ADDITIONAL AND AVAILABLE INFORMATION

The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C., 20549. Information regarding the Public Reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company’s filings are also available to the public on the SEC’s website (http://www.sec.gov). Copies of such materials may be also obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

STATEMENT OF ADDITIONAL INFORMATION

The Company’s annual report for the year ended August 31, 2006, has been incorporated herein by this reference.

The Company will provide without charge to each person to whom a copy of this Proxy Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.
By Order of the Board of Directors

GLEN MACDONALD

Glen Macdonald, President

[Missing Graphic Reference]
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of Stanford Management Ltd.

We have audited the balance sheet of Stanford Management Ltd. as at August 31, 2006 and 2005 and the statements of operations, stockholders’ deficiency and cash flows for the years then ended and for the cumulative period from September 24, 1998 (inception) to August 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Company’s financial statements at August 31, 2003 and for the year then ended, and for the period September 24, 1998 (date of inception) to August 31, 2003 were audited by other auditors whose report dated November 21, 2003 included an explanatory paragraph regarding the Company’s ability to continue as a going concern. The financial statements for the period from September 24, 1998 (date of inception) to August 31, 2003 reflect a total net loss of $98,072 of the related cumulative totals. The other auditors’ reports have been furnished to us, and our opinion, insofar as it relates to amounts included for such prior period, is based solely on the reports of such other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at August 31, 2006 and 2005 and the results of its operations and its cash flows and the changes in stockholders’ equity for the years then ended and for the period from September 24, 1998 (date of inception) to August 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, to date the Company has reported net losses since inception from operations and requires additional funds to meet its obligations and fund the costs of its operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
DALE MATHESON CARR-HILTON LABONTE LLP
CHARTERED ACCOUNTANTS
Vancouver, B.C.
November 6, 2006

[Missing Graphic Reference]

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
BALANCE SHEETS

LIABILITIES	August 31, 2006	August 31, 2005

Current Liabilities
Accounts payable and accrued liabilities	$ 57,653	$ 48,573
Due to related parties - Note 4	48,876	26,434

	106,529	75,007

STOCKHOLDERS’ DEFICIENCY

Common stock $0.001 par value
25,000,000 authorized
2,358,500 outstanding (August 31,2005: 2,385,500)	2,358	2,358
Additional paid in capital	103,892	91,292
Deficit accumulated during the pre-exploration stage	(212,779)	(168,657)

	(106,529)	(75,007)

	$ -	$ -

Going Concern Contingency (Note 1)

The accompanying notes are an integral part of these financial statements.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
STATEMENTS OF OPERATIONS

	Year ended August 31, 2006	Year ended August 31, 2005	September 24, 1998 (Inception) to August 31, 2006

Expenses
Bank charges and interest	$ 1,946	$ 1,431	$ 5,697
Consulting	-	-	6,000
Exploration expenses	3,722	3,510	13,470
Filing fees	373	257	2,395
Management fees - Note 7	6,000	6,000	48,000
Office and general	666	4,869	9,433
Professional fees	23,615	12,735	63,959
Rent - Note 7	4,200	4,200	33,600
Telephone - Note 7	2,400	2,400	19,200
Transfer agent’s fees	1,200	1,200	11,025

	44,122	36,602	212,779

Net loss for the year	$ (44,122)	$ (36,602)	$ (212,779)

Basic and diluted loss per share	$ (0.02)	$ (0.02)

Weighted average number of common shares outstanding	2,358,500	2,358,500

The accompany notes are an integral part of these financial statements.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
STATEMENTS OF CASH FLOWS

	Year ended August 31, 2006	Year ended August 31, 2005	September 24, 1998 (Inception) to August 31, 2006

Cash flows from Operating Activities
Net loss for the year	$ (44,122)	$ (36,602)	$ (168,657)
Non-cash administrative expenses	12,600	12,600	88,200
Changes in non-cash working capital
Item
Accounts payable and accrued
Liabilities	9,080	9,181	48,573

Cash used in operating activities	(22,442)	(14,821)	(31,884)

Cash flows from Financing Activities
Capital stock issued	-	-	5,450
Due to related party	22,442	14,821	26,434

Cash provided by financing activities	22,442	-	31,884

Change in cash during the year	-	-	-

Cash, beginning of the year	-	-	-

Cash, end of the year	$ -	$ -	$ -

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$ -	$ -	$ -

Income taxes	$ -	$ -	$ -

Non-cash transaction - Note 7

The accompanying notes are an integral part of these financial statements.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIENCY)
for the period September 24, 1998 (Inception) to August 31, 2006

	Number	Par Value	Additional Paid-in Capital	Donated Capital (Note 7)	Deficit Accumulated During the Pre- exploration Stage	Total
Capital stock issued
For cash - at $0.001	2,015,000	$ 2,015	$ -	$ -	$ -	$ 2,015
- at $0.01	343,500	343	3,092	-	-	3,435
Donated capital	-	-	-	12,600	-	12,600
Net loss for the period	-	-	-	-	(17,294)	(17,294)

Balance Aug.31,1999	2,358,500	2,358	3,092	12,600	(17,294)	756
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	-	(15,583)	(15,583)

Balance Aug 31,2000	2,358,500	2,358	3,092	25,200	(32,877)	(2,227)
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	-	(18,415)	(18,415)

Balance Aug 31,2001	2,358,500	2,358	3,092	37,800	(51,292)	(8,042)
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	-	(18,160)	(18,160)

Balance Aug 31,2002	2,358,500	2,358	3,092	50,400	(69,452)	(13,602)
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	-	(28,620)	(28,620)

Balance Aug 31,2003	2,358,500	2,358	3,092	63,000	(98,072)	(29,622)
Donated capital	-	-	-	12,600	-	12,600
Net Loss for the year	-	-	-	-	(33,983)	(33,983)

Balance Aug 31,2004	2,358,500	2,358	3,092	75,600	(132,055)	(51,005)
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	-	(36,602)	(36,602)

Balance Aug 31, 2005	2,235,500	$ 2,358	$ 3,092	$ 88,200	$ (168,657)	$ (75,007)
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	-	(44,122)	(44,122)

Balance, August 31, 2006	2,358,500	$ 2,358	$ 3,092	$ 100,800	$ (212,779)	$ (106,529)

The accompanying notes are an integral part of these financial statements.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
Notes to the Financial Statements
August 31, 2006

Note 1  Nature and Continuance of Operations

The Company was incorporated under the laws of the State of Delaware on September 24, 1998.

The Company is in the pre-exploration stage. The Company has staked a mineral claim and has not yet determined whether this property contains reserves that are economically recoverable. The recoverability of amount from the property will be dependent upon the discovery of economically recoverable reserves, confirmation of the Company’s interest in the underlying property, the ability of the Company to obtain necessary financing to explore and complete and development of the property and upon future profitable production or proceeds for the sale thereof.

Going Concern

These financial statements have been prepared on a going concern basis. The Company has accumulated a deficit of $212,779 since inception and at August 31, 2006 has a working capital deficiency totaling $106,529. Its ability to continue as a going concern is dependent upon the ability of the Company to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations with they become due and ultimately to generate profitable operations in the future. The Company’s current operating expenses are being funded by way of loans from a director. Refer to Note 4.

The Company has recently completed a form SB-2 Registration Statement with the Securities and Exchange Commission in connection with a planned prospectus offering of a minimum of 250,000 shares of its common stock and a maximum of 1,000,000 shares of its common stock, par value of $0.001, for $0.20 per share. This will result in minimum proceeds of $50,000 and maximum proceeds of $200,000.

Note 2  Summary of Significant Accounting Policies

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

Pre-exploration Stage Company

The Company complies with the Financial Accounting Standards Board (“FASB”) Statement No. 7, and SEC Act Guide 7 for its characterization of the Company as pre-exploration stage.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
Notes to the Financial Statements
August 31, 2006

Note 2  Summary of Significant Accounting Policies - (cont’d)

Mineral Property

The Company has been in the pre-exploration stage since its formation on September 24, 1998 and has not realized any revenues from its planned operations. It is primarily engaged in the acquisition and exploration of mineral properties. Mineral property acquisition, exploration and development costs are expensed as incurred until such time as economic reserves are quantified. The recoverability of capitalized costs of mineral properties are presumed to be insupportable under FASB Statement No. 144 prior to determining the existence of a commercially minable deposit, as contemplated by Industry Guide 7 for mining companies in the exploration stage. Further, the Company has considered the guidance under EITF 04-2 and has determined that capitalization of mineral property acquisition costs is inappropriate at the current stage of the Company’s mineral property exploration activities.  When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property will be capitalized. Such costs will be amortized using the unit-of-production method over the estimated life of a probable reserve.

As of the date of these financial statements, the Company has only incurred exploration costs which have been charged to operations. To date the Company has not established any proven or probable reserves on its mineral properties. The Company has adopted the provisions of SFAS No. 143 “Accounting for Asset Retirement Obligations” which establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other disposal of long-term tangible assets arising from the acquisition, construction or development and for normal operations of such assets. As of May 31, 2006 and August 31, 2005, any potential costs related to the retirement of the Company’s mineral property interests have not yet been determined.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
Notes to the Financial Statements
August 31, 2006

Note 2 Summary of Significant Accounting Policies - (cont’d)

Foreign Currency Translations

The financial statements are presented in United States dollars. In accordance with Statement of Financial Accounting Standard (“SFAS”) No. 52. “Foreign Currency Translations”. Foreign denominated monetary assets and liabilities are translated to their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date. Non-monetary assets and liabilities are translated at the transaction date. Revenue and expenses are translated at the average rates of exchange during the period. Certain translation adjustments are reported as a separate component of stockholders’ equity, whereas gains or losses resulting from foreign currency translations are included in results of operations.

Environmental Costs

Environmental expenditures that relate to current operations are expensed or capitalized as appropriate. Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated. Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company’s commitments to plan of action based on the then known facts.

Income Taxes

The Company uses the liability method of accounting for income taxes pursuant to SFAS, No. 109 “Accounting for Income Taxes”.

The FASB issued Statement Number 109 in Accounting for Income Taxes (“FASB 109”) which is effective for fiscal years beginning after December 15, 1992. FASB 109 requires the use of the asset and liability method of accounting for income taxes. Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Basic Loss Per Share

The Company computes loss per share in accordance with the SFAS No. 128, “Earnings Per Share” which requires presentation of both basic and diluted earning per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
Notes to the Financial Statements
August 31, 2006

Note 2  Summary of Significant Accounting Policies - (cont’d)

Basic Loss Per Share - (cont’d)

common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period including stock options using the treasury stock method. Diluted loss per share excludes all potential common shares if their effect is anti-dilutive.

Financial Instruments

The carrying value of accounts payable and accrued liabilities and due to related parties approximates fair value because of the short maturity of these instruments. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Stock-based Compensation

Effective March 1, 2006, the Company adopted SFAS No. 123 (revised 2004) (SFAS No. 123R), “Share-Based Payment”, which addresses the accounting for stock-based payment transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. In January 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 107, which provides supplemental implementation guidance for SFAS No. 123R. SFAS No. 123R eliminates the ability to account for stock-based compensation transactions using the intrinsic value method under Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and instead generally requires that such transactions be accounted for using a fair-value-based method. The Company uses the Black-Scholes-Merton option-pricing model to determine the fair-value of stock-based awards under SFAS No. 123R, consistent with that used for pro forma disclosures under SFAS No. 123, Accounting for Stock-Based Compensation. The Company has elected the modified prospective transition method as permitted by SFAS No. 123R and accordingly prior periods have not been restated to reflect the impact of SFAS No. 123R. The modified prospective transition method requires that stock-based compensation expense be recorded for all new and unvested stock options, restricted stock, restricted stock units, and employee stock purchase plan shares that are ultimately expected to vest as the requisite service is rendered beginning on January 1, 2006 the first day of the Company’s fiscal year 2006. Stock-based compensation expense for awards granted prior to January 1, 2006 is based on the grant date fair-value as determined under the pro forma provisions of SFAS No. 123. In accordance with SFAS No. 123R, beginning in the first quarter of 2006 the Company will present excess tax benefits from the exercise of stock-based compensation awards as a financing activity in the condensed consolidated statement of cash flows.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
Notes to the Financial Statements
August 31, 2006

Note 2   Summary of Significant Accounting Policies - (cont’d)

Stock-based Compensation - (cont’d)

Prior to the adoption of SFAS No. 123R, the Company measured compensation expense for its employee stock-based compensation plans using the intrinsic value method prescribed by APB Opinion No. 25. The Company applied the disclosure provisions of SFAS No. 123 as amended by SFAS No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure”, as if the fair-value-based method had been applied in measuring compensation expense. Under APB Opinion No. 25, when the exercise price of the Company’s employee stock options was equal to the market price of the underlying stock on the date of the grant, no compensation expense was recognized.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force (“EITF”) in Issue No. 96-18 (“EITF 96-18”). Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods and services as defined by EITF 96-18.

The Company has not adopted a stock option plan and has not granted any stock options. Accordingly, no stock-based compensation has been recorded to date.

Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140”, to simplify and make more consistent the accounting for certain financial instruments. SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, to permit fair value re-measurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, “Accounting for the Impairment or Disposal of Long-Lived Assets”, to allow a qualifying special-purpose entity to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. This standard is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
Notes to the Financial Statements
August 31, 2006

Note 2   Summary of Significant Accounting Policies - (cont’d)

Recent Accounting Pronouncements - (cont’d)

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity's first fiscal year beginning after September 15, 2006.  This adoption of this statement is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measures” (“SFAS No. 157”). This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, which for the Company would be the fiscal year beginning September 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 but does not expect that it will have a material impact on its financial statements.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.” This Statement requires an employer to recognize the over funded or under funded status of a defined benefit post retirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position, and to recognize changes in that funded status in the year in which the changes occur through comprehensive income.  SFAS No. 158 is effective for fiscal years ending after December 15, 2006. The Company does not expect that the implementation of SFAS No. 158 will have any material impact on its financial position and results of operations.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
Notes to the Financial Statements
August 31, 2006

Note 2   Summary of Significant Accounting Policies - (cont’d)

Recent Accounting Pronouncements - (cont’d)

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006. The Company is currently evaluating the impact of adopting SAB No. 108 but does not expect that it will have a material effect on its financial statements.

Note 3  Mineral Claims (unproven)

The Company has a 100% interest in an 18 unit metric mineral claim known as the SF claim located in the Tulameen Mining Division located 11 miles northwest of Princeton, British Columbia, Canada. The claim has not been proven to have a commercially viable reserve and therefore all costs for exploration and retaining the property has been expensed.

Note 4  Due to Related Parties

Amounts due to related parties are comprised of advances from to directors of the Company and are unsecured, do not bear interest and have no fixed repayment terms.

Note 5 Deferred Tax Assets

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely is not. The Company has net operating losses of $213,000, which commence expiring in 2026. Pursuant to SFAS No. 109, the Company is required to compute tax assets benefiting for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

The components of the net deferred tax asset at August 31, 2006 and the statutory tax rate, the effective tax rate and the elected amount of the valuation are scheduled below.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
Notes to the Financial Statements
August 31, 2006

Note 5 Deferred Tax Assets - Continued

August 31, 2006

Net loss	$ 44,122
Statutory tax rate	35%

Deferred tax asset	15,443
Valuation allowance	(15,443)

Net deferred tax asset	-

Note 6  Donated Capital

Investing and financing activities that do not have a direct impact on current cash flows are excluded from the statement of cash flows. Directors and officers of the Company have provided certain administrative services at no charge. The estimated fair value of these services has been recorded as donated capital as follows:

	Year ended August 31, 2006	Year ended August 31, 2005	Sept. 24, 1998 (inception) to August 31, 2006

Management Fees	$ 6,000	$ 6,000	$ 48,000
Rent	4,200	4,200	33,600
Telephone	2,400	2,400	19,200
	$ 12,600	$ 12,600	$ 100,800

The following are the interim financial statements for the three months ended November 30, 2006.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
BALANCE SHEETS

LIABILITIES	November 30, 2006 (Unaudited)	August 31, 2006 (Audited)

Current Liabilities
Accounts payable and accrued liabilities	$ 53,367	$ 57,653
Due to related parties - Note 5	56,571	48,876

	109,938	106,529

STOCKHOLDERS’ DEFICIENCY

Common stock $0.001 par value
25,000,000 authorized
2,358,500 outstanding (August 31,2006: 2,385,500)	2,358	2,358
Additional paid in capital	3,092	3,092
Donated capital - Note 6	103,950	100,800
Deficit accumulated during the pre-exploration stage	(219,338)	(212,779)

	(109,938)	(106,529)

Total liabilities and stockholders’ deficiency	$ -	$ -

Going Concern Contingency (Note 2)

The accompanying notes are an integral part of these interim unaudited financial statements.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
INTERIM STATEMENTS OF OPERATIONS

(Unaudited)

	Three months ended November 30, 2006	Three months ended November 30, 2005	Sept. 24, 1998 (Inception) to November 30, 2006
Expenses
Bank charges and interest	$ 576	$ 433	$ 6,273
Consulting	-	-	6,000
Exploration expenses	-	-	13,470
Filing fees	250	-	2,645
Management fees - Note 6	1,500	1,500	49,500
Office and general	83	27	9,516
Professional fees	2,500	1,750	66,459
Rent - Note 6	1,050	1,050	34,650
Telephone - Note 6	600	600	19,800
Transfer agent’s fees	-	-	11,025

Net loss	$ (6,559)	$ (5,360)	$ (219,338)

Basic and diluted loss per share	$ (0.00)	$ (0.00)

Weighted average number of common shares outstanding	2,358,500	2,358,500

The accompany notes are an integral part of these interim unaudited financial statements

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
INTERIM STATEMENTS OF CASH FLOWS
(Unaudited)

	Three months ended November 30, 2006	Three months ended November 30, 2005	September 24, 1998 (Inception) to November 30, 2006
Cash flows from Operating Activities
Adjustments to reconcile net loss to net cash used in operating activities:
Net loss	$ (6,559)	$ (5,360)	$ (219,338)
Donated services	3,150	3,150	103,950

Changes in non-cash working capital item

Accounts payable and
accrued liabilities	(4,286)	(2,790)	53,367

Cash used in operating activities	(7,695)	(5,000)	(62,021)

Cash flows from Financing Activities

Capital stock issued	-	-	5,450
Due to related parties	7,695	5,000	56,571

Cash provided by financing activities	7,695	5,000	62,021

Change in cash during the period	-	-	-

Cash, beginning of the period	-	-	-

Cash, end of the period	$ -	$ -	$ -

Supplemental disclosure of cash flow information:
Cash paid for:

Interest	$ -	$ -	$ -

Income taxes	$ -	$ -	$ -

The accompanying notes are an integral part of these interim unaudited financial statements

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIENCY)
for the period September 24, 1998 (Inception) to November 30, 2006
(Unaudited)

	Number	Par Value	Additional Paid-in Capital	Donated Capital	DeficitAccumulated During the Pre- exploration Stage	Total
Capital stock issued
For cash - at $0.001	2,015,000	$ 2,015	$ -		$ -	$ 2,015
- at $0.01	343,500	343	3,092		-	3,435
Donated capital	-	-	-	12,600	-	12,600
Net loss for the period	-	-	-	_____-	(17,294)	(17,294)

Balance, Aug 31, 1999	2,358,500	2,358	3,092	12,600	(17,294)	756
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	______-	(15,583)	(15,583)

Balance, Aug 31, 2000	2,358,500	2,358	3,092	25,200	(32,877)	(2,227)
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	______-	(18,415)	(18,415)

Balance, Aug 31, 2001	2,358,500	2,358	3,092	37,800	(51,292)	(8,042)
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	-	(18,160)	(18,160)

Balance, Aug 31, 2002	2,358,500	2,358	3,092	50,400	(69,452)	(13,602)
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	______-	(28,620)	(28,620)

Balance, Aug 31, 2003	2,358,500	2,358	3,092	63,000	(98,072)	(29,622)
Donated capital	-	-	-	12,600	-	12,600
Net Loss for the year	-	-	-	-	(33,983)	(33,983)

Balance, Aug 31, 2004	2,358,500	2,358	3,092	75,600	(132,055)	(51,005)
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	-	(36,602)	(36,602)

Balance, Aug 31, 2005	2,235,500	2,358	3,092	88,200	(168,657)	(75,007)
Donated capital	-	-	-	12,600	-	12,600
Net loss for the year	-	-	-	-	(44,122)	(44,122)

Balance, Aug 31, 2006,	2,358,500	2,358	3,092	100,800	(212,779)	(106,529)
Donated capital	-	-	-	3,150	-	3,150
Net loss for the year	-	-	-	-	(6,559)	(6,559)

Balance, Nov 30, 2006	2,358,500	$ 2,358	$ 107,042	$103,950	$ (219,338)	$ (109,938)

The accompanying notes are an integral part of these interim unaudited financial statements.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2006
(Unaudited)

Note 1  Interim Reporting

While the information presented in the accompanying interim three months financial statements is unaudited, it includes all adjustments which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows for the interim period presented. All adjustments are of a normal recurring nature. It is suggested that these financial statements be read in conjunction with the Company’s August 31, 2006 annual financial statements.

Note 2  Nature and Continuance of Operations

The Company was incorporated under the laws of the State of Delaware on September 24, 1998.

The Company is in the pre-exploration stage. The Company has staked a mineral claim and has not yet determined whether this property contains reserves that are economically recoverable. The recoverability of amounts from a capitalized property will be dependent upon the discovery of economically recoverable reserves, confirmation of the Company’s interest in the underlying property, the ability of the Company to obtain necessary financing to explore and complete the development of the property and upon future profitable production or proceeds for the sale thereof.

Going Concern

These financial statements have been prepared on a going concern basis. The Company has accumulated a deficit of $219,338 since inception and at November 30, 2006 has a working capital deficiency totalling $109,938. Its ability to continue as a going concern is dependent upon the ability of the Company to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due and ultimately to generate profitable operations in the future. The Company’s current operating expenses are being funded by way of loans from a director. Refer to Note 5.

The Company has recently completed a form SB-2 Registration Statement with the Securities and Exchange Commission (“SEC”) in connection with a planned prospectus offering of up to 1,000,000 shares of the Company’s common stock at a price of $0.20.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2006
(Unaudited)

Note 3  Summary of Significant Accounting Policies

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

Pre-exploration Stage Company

The Company complies with the Financial Accounting Standards Board (“FASB”) Statement No. 7, and SEC Act Guide 7 for its characterization of the Company as pre-exploration stage.

Mineral Property

The Company has been in the pre-exploration stage since its formation on September 24, 1998 and has not realized any revenues from its planned operations. The Company is primarily engaged in the acquisition, exploration and development of mineral properties.

Mineral property acquisition cost are capitalized in accordance with EITF 04-2 when management has determined that probable future benefits consisting of a contribution to future cash inflows, have been identified and adequate financial resources are available or are expected to be available as required to meet the terms of property acquisition and budgeted exploration and development expenditures. Mineral property acquisition costs are expensed as incurred if the criteria for capitalization are not met.

Mineral property exploration costs are expensed as incurred.

When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the cost incurred to develop such property are capitalized.

As of the date of these financial statements, the Company has only incurred exploration costs which have been charged to operations. To date the Company has not established any proven or probable reserves on its mineral properties. The Company has adopted the provisions of SFAS No. 143 “Accounting for Asset Retirement Obligations” which establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other disposal of long-term tangible assets arising from the acquisition, construction or development and for normal operations of such assets. As of November 30, 2006 and August 31, 2006, any potential costs related to the retirement of the Company’s mineral property interests have not yet been determined.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2006
(Unaudited)

Note 3  Summary of Significant Accounting Policies - (cont’d)

Use of Estimates and Assumptions

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Foreign Currency Translations

The financial statements are presented in United States dollars. In accordance with Statement of Financial Accounting Standard (“SFAS”) No. 52. “Foreign Currency Translations”. Foreign denominated monetary assets and liabilities are translated to their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date. Non-monetary assets and liabilities are translated at the transaction date. Revenue and expenses are translated at the average rates of exchange during the period. Certain translation adjustments are reported as a separate component of stockholders’ equity, whereas gains or losses resulting from foreign currency translations are included in results of operations.

Environmental Costs

Environmental expenditures that relate to current operations are expensed or capitalized as appropriate. Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated. Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company’s commitments to plan of action based on the then known facts.

Income Taxes

The Company uses the liability method of accounting for income taxes pursuant to SFAS, No. 109 “Accounting for Income Taxes”.

The FASB issued Statement Number 109 in Accounting for Income Taxes (“FASB 109”) which is effective for fiscal years beginning after December 15, 1992. FASB 109 requires the use of the asset and liability method of accounting for income taxes. Under the assets and liability method of FAS 109, deferred

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2006
(Unaudited)

Note 3  Summary of Significant Accounting Policies - (cont’d)

Income Taxes - Continued

tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Basic Loss Per Share

The Company computes loss per share in accordance with the SFAS No. 128, “Earnings Per Share” which requires presentation of both basic and diluted earning per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period including stock options using the treasury stock method. Diluted loss per share excludes all potential common shares if their effect is anti-dilutive.

Financial Instruments

The carrying value of accounts payable and accrued liabilities and due to related parties approximates fair value because of the short maturity of these instruments. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Stock-based Compensation

Effective March 1, 2006, the Company adopted SFAS No. 123 (revised 2004) (SFAS No. 123R), “Share-Based Payment”, which addresses the accounting for stock-based payment transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. In January 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 107, which provides supplemental implementation guidance for SFAS No. 123R. SFAS No. 123R eliminates the ability to account for stock-based compensation transactions using the intrinsic value method under Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2006
(Unaudited)

Note 3   Summary of Significant Accounting Policies - (cont’d)

Stock-based Compensation - (cont’d)

Employees, and instead generally requires that such transactions be accounted for using a fair-value-based method. The Company uses the Black-Scholes-Merton option-pricing model to determine the fair-value of stock-based awards under SFAS No. 123R, consistent with that used for pro forma disclosures under SFAS No. 123, Accounting for Stock-Based Compensation. The Company has elected the modified prospective transition method as permitted by SFAS No. 123R and accordingly prior periods have not been restated to reflect the impact of SFAS No. 123R. The modified prospective transition method requires that stock-based compensation expense be recorded for all new and unvested stock options, restricted stock, restricted stock units, and employee stock purchase plan shares that are ultimately expected to vest as the requisite service is rendered beginning on January 1, 2006 the first day of the Company’s fiscal year 2006. Stock-based compensation expense for awards granted prior to January 1, 2006 is based on the grant date fair-value as determined under the pro forma provisions of SFAS No. 123. In accordance with SFAS No. 123R, beginning in the first quarter of 2006 the Company will present excess tax benefits from the exercise of stock-based compensation awards as a financing activity in the condensed consolidated statement of cash flows.

Prior to the adoption of SFAS No. 123R, the Company measured compensation expense for its employee stock-based compensation plans using the intrinsic value method prescribed by APB Opinion No. 25. The Company applied the disclosure provisions of SFAS No. 123 as amended by SFAS No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure”, as if the fair-value-based method had been applied in measuring compensation expense. Under APB Opinion No. 25, when the exercise price of the Company’s employee stock options was equal to the market price of the underlying stock on the date of the grant, no compensation expense was recognized.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force (“EITF”) in Issue No. 96-18 (“EITF 96-18”). Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods and services as defined by EITF 96-18.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2006
(Unaudited)

Note 3   Summary of Significant Accounting Policies - (cont’d)

Stock-based Compensation - (cont’d)

The Company has not adopted a stock option plan and has not granted any stock options. Accordingly, no stock-based compensation has been recorded to date.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS NO. 157 “Fair Value Measures”. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, which for the Company would be the fiscal year beginning September 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 but does not expect that it will have a material impact on its financial statements.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.” This statement requires an employer to recognize the over funded or under funded status of a defined benefit post retirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position, and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS No. 158 is effective for fiscal years ending after December 15, 2006. The Company does not expect that the implementation of SFAS No. 158 will have a material impact on its financial position and results of operations.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006. The Company is currently evaluating the impact of adopting SAB No. 108 but does not expect that it will have a material effect on its financial statements.

STANFORD MANAGEMENT LTD.
(A Pre-exploration Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2006
(Unaudited)

Note 4  Mineral Claims (unproven)

The Company has a 100% interest in an 18 unit metric mineral claim known as the SF claim located in the Tulameen Mining Division located 11 miles northwest of Princeton, British Columbia, Canada. The claim has not been proven to have a commercially viable reserve and therefore all costs for exploration and retaining the property has been expensed.

Note 5  Due to Related Parties

Amounts due to related parties are comprised of advances from directors of the Company and are unsecured, do not bear interest and have no fixed repayment terms.

Note 8  Donated Capital

Investing and financing activities that do not have a direct impact on current cash flows are excluded from the statement of cash flows. Directors and officers of the Company have provided certain administrative services at no charge. The estimated fair value of these services has been recorded as donated capital as follows:

	Three months Ended Nov 30, 2006	Three months Ended Nov 30, 2005	Sept. 24, 1998 (inception) to Nov 30, 2006
	(Unaudited)	(Unaudited)	(Unaudited)

Management fees	$ 1,500	$ 1,500	$ 49,500
Rent	1,050	1,050	34,650
Telephone	600	600	19,800
	$ 3,150	$ 3,150	$ 103,950

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Glen Macdonald and Vera McCullough, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Stanford Management Ltd. (the "Company"), held of record by the undersigned on January 31, 2007, at the General Meeting of Stockholders, to be held on Friday, March 9, 2007 at 11:00 a.m. (PST), at The Vancouver Club, 915 West Hastings Street, Vancouver, British Columbia, Canada, V6C 1C6, and at any and all adjournments thereof.

1. Election of Directors to serve until the Annual Meeting of Stockholders for the Year 2007:

Glen Macdonald	For	[ ]	Withhold Authority	[ ]

Vera McCullough	For	[ ]	Withhold Authority	[ ]

William Nielson	For	[ ]	Withhold Authority	[ ]

2. Ratify the selection of Dale Matheson Carr-Hilton Lebonte, LLP., as the Company's independent accountants.

For	[ ]	Against	[ ]	Abstain	[ ]

3. To receive the report of the independent auditors and the financial statements for the year ended August 31, 2006.

For	[ ]	Against	[ ]	Abstain	[ ]

4. To ratify the change in the authorized share capital from 25,000,000 common shares with a par value of $0.001 per share as stated in the Certificate of Incorporation dated September 24, 1998 to 500,000,000 common shares with a par value of $0.001 per share; and

For	[ ]	Against	[ ]	Abstain	[ ]

5. To transact any other business that may properly come before the Meeting.

For	[ ]	Against	[ ]	Abstain	[ ]

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees, FOR the independent accountants and FOR the increase in the authorized share capital.

Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or other authorized officer. If the signatory is a partnership, please sign in the partnership name by an authorized person.

Dated: ___________________

Signed:	____________________	____________________
	Print Name	Print Name (if held jointly)

	____________________	____________________
	Signature	Signature (if held jointly)

______________________________	[ ] I will attend the Meeting
Address

______________________________	[ ] I will not attend the Meeting
City, State and Zip Code
Number of persons attending [ ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Exhibit “A” - DRAFT

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
STANFORD MANAGEMENT LTD.

STANFORD MANAGEMENT LTD., a corporation organized and existing under the virtue of the General Corporate Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation at a meeting duly convened and held, adopted the following resolutions:

RESOLVED that the Board of Directors hereby declare it advisable and in the best interest of the Company that Article Fourth of the Certificate of Incorporation be amended to read as follows:

Five Hundred Million (500,000,000) shares with a par value of One Mil ($0.001) per share, amount to Twenty-Five Thousand Dollars ($500,000).

SECOND: That the said amendment has been consent to and authorized by the holders of the majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporate Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporate Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Glen Macdonald, this 26th day of January, A.D., 2007.

 GLEN MACDONALD
Authorized Officer